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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                AMENDMENT NUMBER 1 TO CURRENT REPORT ON FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 2, 1997
                                (Date of Report)


                              WARREN BANCORP, INC.
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                    0-17222                   04-3024165
   (State or other juris-            (Commission                (IRS Employer
diction of incorporation)              File No.)             Identification No.)


                                 10 Main Street
          Peabody, Ma                                                01960
       ----------------------------------------------------------------------
(Address of principal executive offices                             Zip Code)


                                  508-531-7400
                 ----------------------------------------------
               Registrant's telephone number, including area code








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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)    Exhibits.

       16.1   Letter regarding Change in Certifying Accountants.
              Letter dated August 27, 1997 from KPMG Peat Marwick LLP to the Registrant. Previously filed.

       16.2   Letter regarding Change in Certifying Accountants.
              Letter dated September 5, 1997 from KPMG Peat Marwick LLP to the Securities & Exchange Commission. Filed herewith.












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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WARREN BANCORP, INC.



                                                By:  /s/  Paul M. Peduto
                                                    ------------------------
                                                  Name:    Paul M. Peduto
                                                  Title:      Treasurer

                                                Date:   September 5, 1997






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